Exhibit (17)

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC. PO BOX 43131 PROVIDENCE, RI 02940-3131 EVERY VOTE IS IMPORTANT SCAN THE QR CODE OR VISIT WWW.PROXY-DIRECT.COM TO VOTE YOUR SHARES LIVE AGENT CALL 1-888-686-6309 WITH ANY QUESTIONS. SPECIALISTS CAN ASSIST WITH VOTING. AVAILABLE MONDAY-FRIDAY FROM 9 A.M. 11 P.M. AND SATURDAY 12 P.M. 6 P.M. ET CALL 1-800-337-3503 FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS MAIL VOTE, SIGN AND MAIL IN THE ENCLOSED BUSINESS REPLY ENVELOPEVIRTUAL MEETING THE MEETING WILL BE HELD VIRTUALLY AT THE FOLLOWING WEBSITE: HTTPS://MEETNOW.GLOBAL/MUUJ79ZON OCTOBER 15, 2025 AT [00:00] A.M. (EASTERN TIME).ALL VOTES MUST BE RECEIVED BY THE END OF THE MEETING. TO PARTICIPATE IN THE VIRTUAL MEETING, ENTER THE 14-DIGIT CONTROL NUMBER FROM THE SHADED BOX OF THIS CARD. DO NOT TEAR PROXY BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC.JOINT SPECIAL MEETING OF SHAREHOLDERSTO BE HELD ON OCTOBER 15, 2025PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMMON SHARESTHE UNDERSIGNED HEREBY APPOINTS JOHN M. PERLOWSKI AND JAY M. FIFE, AND EACH OF THEM, AS PROXIES, EACH WITH THE POWER TO APPOINT HIS SUBSTITUTE, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE SIDE HEREOF, ALL OF THE SHARES OF BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC., A MARYLAND CORPORATION (“MIY”), THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE JOINT SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD ON OCTOBER 15, 2025, AT [●] A.M. (EASTERN TIME) (THE “JOINT SPECIAL MEETING”), AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, TO CAST ON BEHALF OF THE UNDERSIGNED ALL VOTES THAT THE UNDERSIGNED IS ENTITLED TO CAST AT THE JOINT SPECIAL MEETING AND OTHERWISE TO REPRESENT THE UNDERSIGNED AT THE JOINT SPECIAL MEETING WITH ALL POWERS POSSESSED BY THE UNDERSIGNED AS IF PERSONALLY PRESENT AT THE JOINT SPECIAL MEETING. THE JOINT SPECIAL MEETING WILL BE HELD IN A VIRTUAL MEETING FORMAT ONLY, AT THE FOLLOWING WEBSITE: HTTPS://MEETNOW.GLOBAL/MUUJ79Z. TO ATTEND AND PARTICIPATE IN THE VIRTUAL JOINT SPECIAL MEETING, ENTER THE 14-DIGIT CONTROL NUMBER FROM THE SHADED BOX ON THIS CARD. THE VALIDITY OF THIS PROXY IS GOVERNED BY MARYLAND LAW. THIS PROXY DOES NOT REVOKE ANY PRIOR POWERS OF ATTORNEY EXCEPT FOR PRIOR PROXIES GIVEN IN CONNECTION WITH THE JOINT SPECIAL MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE JOINT PROXY STATEMENT/PROSPECTUS, THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE, AND REVOKES ANY PROXY HERETOFORE GIVEN WITH RESPECT TO THE JOINT SPECIAL MEETING.THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.VOTE VIA THE INTERNET: WWW.PROXY-DIRECT.COMVOTE VIA THE TELEPHONE: 1-800-337-3503 MIY_34668_070225PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. XXXXXXXXXXXXXX CODE

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.**

**TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:** [X]

## A Proposal

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1c. The common shareholders and holders of Variable Rate Demand Preferred Shares ("VRDP Shares" and the holders thereof, "VRDP Holders") of MIY are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MIY and BlackRock MuniYield Quality Fund III, Inc. (the "Acquiring Fund") and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MIY's assets and the assumption by the Acquiring Fund of substantially all of MIY's liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MIY, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MIY of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MIY in accordance with its charter and Maryland law. | ☐ | ☐ | ☐ |

**Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-34668**

## B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

**Note**: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

Scanner bar code

XXXXXXXXXXXXXX MIY 1 34668 XXXXXXXX

BlackRock MuniVest Fund II, Inc.
PO Box 43131
Providence, RI 02940-3131

**EVERY VOTE IS IMPORTANT**

**SCAN**
The QR code or visit
www.proxy-direct.com
to vote your shares

**LIVE AGENT**
Call 1-888-686-6309 with any questions.
Specialists can assist with voting.
Available Monday-Friday
from 9 a.m. – 11 p.m. and
Saturday 12 p.m. – 6 p.m. ET

**CALL**
**1-800-337-3503**
Follow the recorded instructions
*available 24 hours*

**MAIL**
Vote, sign and Mail in the
enclosed Business Reply Envelope

**VIRTUAL MEETING**
The meeting will be held virtually at the following Website: https://meetnow.global/MUUJ79Z on October 15, 2025 at [00:00] a.m. (Eastern Time). All votes must be received by the end of the meeting. To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box of this card.

DO NOT TEAR

**PROXY**

**BLACKROCK MUNIVEST FUND II, INC.**
**JOINT SPECIAL MEETING OF SHAREHOLDERS**
**TO BE HELD ON OCTOBER 15, 2025**
**PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

**COMMON SHARES**

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniVest Fund II, Inc., a Maryland corporation ("MVT"), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the "Joint Special Meeting"), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MUUJ79Z. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

**THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

MVT_34668_070225

**PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.**

xxxxxxxxxxxxxx code

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.**

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

**A Proposal**

| | FOR | AGAINST | ABSTAIN |
|---|---|---|---|
| 1a. The common shareholders and holders of Variable Rate Muni Term Preferred Shares ("VMTP Shares" and the holders thereof, "VMTP Holders") of MVT are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MVT and BlackRock MuniYield Quality Fund III, Inc. (the "Acquiring Fund") (the "MVT Reorganization Agreement") and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MVT's assets and the assumption by the Acquiring Fund of substantially all of MVT's liabilities in exchange solely for newly issued common shares and Variable Rate Demand Preferred Shares ("VRDP Shares" and the holders thereof, "VRDP Holders") of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MVT, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MVT of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MVT in accordance with its charter and Maryland law. | ☐ | ☐ | ☐ |

**Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025.**
**The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:**
**https://www.proxy-direct.com/blk-34668**

**B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

**Note:** Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

Scanner bar code

xxxxxxxxxxxxxx MVT 1 34668 xxxxxx

BlackRock MuniVest Fund, Inc.
PO Box 43131
Providence, RI 02940-3131

**EVERY VOTE IS IMPORTANT**

**SCAN**
The QR code or visit
www.proxy-direct.com
to vote your shares

**LIVE AGENT**
Call 1-888-686-6309 with any questions.
Specialists can assist with voting.
Available Monday-Friday
from 9 a.m. – 11 p.m. and
Saturday 12 p.m. – 6 p.m. ET

**CALL**
**1-800-337-3503**
Follow the recorded instructions
*available 24 hours*

**MAIL**
Vote, sign and Mail in the
enclosed Business Reply Envelope

**VIRTUAL MEETING**
The meeting will be held virtually at the following
Website: https://meetnow.global/MUUJ79Z
on October 15, 2025 at [00:00] a.m. (Eastern Time).
All votes must be received by the end of the meeting.
To participate in the Virtual Meeting, enter the 14-digit
control number from the shaded box of this card.

DO NOT TEAR

**PROXY**

**BLACKROCK MUNIVEST FUND, INC.**
**JOINT SPECIAL MEETING OF SHAREHOLDERS**
**TO BE HELD ON OCTOBER 15, 2025**
**PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

**COMMON SHARES**

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniVest Fund, Inc., a Maryland corporation ("MVF"), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [•] a.m. (Eastern Time) (the "Joint Special Meeting"), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MUUJ79Z. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

**THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

MVF_34668_070225
**PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.**

xxxxxxxxxxxxxx code

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.**

**TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:** ☒

**A Proposal**

| | | FOR | AGAINST | ABSTAIN |
|---|---|---|---|---|
| 1e. | The common shareholders and holders of Variable Rate Muni Term Preferred Shares ("VMTP Shares" and the holders thereof, "VMTP Holders") of MVF are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MVF and BlackRock MuniYield Quality Fund III, Inc. (the "Acquiring Fund") and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MVF's assets and the assumption by the Acquiring Fund of substantially all of MVF's liabilities in exchange solely for newly issued common shares and Variable Rate Demand Preferred Shares ("VRDP Shares") of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MVF, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MVF of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of MVF in accordance with its charter and Maryland law. | ☐ | ☐ | ☐ |

**Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025.**
**The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:**
**https://www.proxy-direct.com/blk-34668**

**B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

**Note**: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

Scanner bar code

xxxxxxxxxxxxxx MVF 1 34668 xxxxxxxx

BlackRock MuniYield Quality Fund III, Inc.
PO Box 43131
Providence, RI 02940-3131

# EVERY VOTE IS IMPORTANT

**SCAN**
The QR code or visit
www.proxy-direct.com
to vote your shares

**LIVE AGENT**
Call 1-888-686-6309 with any questions.
Specialists can assist with voting.
Available Monday-Friday
from 9 a.m. – 11 p.m. and
Saturday 12 p.m. – 6 p.m. ET

**CALL**
**1-800-337-3503**
Follow the recorded instructions
*available 24 hours*

**MAIL**
Vote, sign and Mail in the
enclosed Business Reply Envelope

**VIRTUAL MEETING**
The meeting will be held virtually at the following
Website: https://meetnow.global/MUUJ79Z
on October 15, 2025 at [00:00] a.m. (Eastern Time).
All votes must be received by the end of the meeting.
To participate in the Virtual Meeting, enter the 14-digit
control number from the shaded box of this card.

DO NOT TEAR

**PROXY**

**BLACKROCK MUNIYIELD QUALITY FUND III, INC.**
**JOINT SPECIAL MEETING OF SHAREHOLDERS**
**TO BE HELD ON OCTOBER 15, 2025**
**PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

**COMMON SHARES**

The undersigned hereby appoints John M. Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniYield Quality Fund III, Inc., a Maryland corporation (the "Acquiring Fund"), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [●] a.m. (Eastern Time) (the "Joint Special Meeting"), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MUUJ79Z. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting.

**THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.**

**VOTE VIA THE INTERNET: www.proxy-direct.com**
**VOTE VIA THE TELEPHONE: 1-800-337-3503**

MYI_34668_070225

**PLEASE MARK, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.**

xxxxxxxxxxxxxx code

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X

**A Proposals**

| | | FOR | AGAINST | ABSTAIN |
|---|---|---|---|---|
| 2a. | The common shareholders and holders of Variable Rate Demand Preferred Shares ("VRDP Shares" and the holders thereof, "VRDP Holders") of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MVT Reorganization Agreement. | ☐ | ☐ | ☐ |
| 2b. | The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MIY Reorganization Agreement. | ☐ | ☐ | ☐ |
| 2c. | The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MVF Reorganization Agreement. | ☐ | ☐ | ☐ |

**Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on October 15, 2025.**
**The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:**
**https://www.proxy-direct.com/blk-34668**

**B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below**

**Note**: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

| Date (mm/dd/yyyy) — Please print date below | Signature 1 — Please keep signature within the box | Signature 2 — Please keep signature within the box |
|---|---|---|
| / / | | |

Scanner bar code

xxxxxxxxxxxxxx MYI 1 34668 xxxxxxxx